                                       COMPUTATIONAL MATERIALS FOR
                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                   SERIES 2005-SL2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[445,117,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SL2


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

            WILSHIRE CREDIT CORPORATION AND PHH MORTGAGE CORPORATION
                                    SERVICERS

                                DEUTSCHE BANK, NA
                                     TRUSTEE


                                 JUNE [13], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR
                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                   SERIES 2005-SL2
--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

AGGREGATE LOANS

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                                       % OF AGGREGATE
                                          AGGREGATE       PRINCIPAL
                                           ORIGINAL        BALANCE
                          NUMBER OF       PRINCIPAL     AS OF CUT-OFF  AVG CURRENT
RANGE ($)                   LOANS          BALANCE          DATE        BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------
0-24,999.01                 3,236     $ 60,025,473.13       12.59      $ 18,337.73     10.555        98.64            640
25,000.01 - 50,000.00       5,253     $185,073,305.18       38.83      $ 34,962.17     10.304        99.20            647
50,000.01 - 75,000.00       1,858     $113,314,295.20       23.77      $ 60,602.66     10.097        99.30            657
75,000.01 - 100,000.00        780     $ 67,693,076.40       14.20      $ 86,405.26      9.915        99.17            668
100,000.01 - 125,000.00       252     $ 28,204,785.00        5.92      $111,186.89      9.889        98.94            667
125,000.01 - 150,000.00        95     $ 12,988,012.00        2.73      $135,810.35      9.509        98.19            677
150,000.01 - 175,000.00        19     $  3,079,213.00        0.65      $157,151.80      9.429        95.58            665
175,000.01 - 200,000.00        15     $  2,861,550.00        0.60      $187,899.87      9.640        96.84            667
200,000.01 - 225,000.00         4     $    830,773.00        0.17      $202,750.06      9.213        89.69            666
225,000.01 - 250,000.00         1     $    246,500.00        0.05      $241,329.60      8.102        51.84            766
250,000.01 - 275,000.00         1     $    260,000.00        0.05      $259,172.67      9.990       100.00            763
275,000.01 - 300,000.00
300,000.01 - 333,700.00
333,700.01 - 350,000.00
350,000.01 - 600,000.00         1     $    439,000.00        0.09      $429,892.42      8.354        72.73            779
600,000.01 - 1,000,000.00       2     $  1,602,000.00        0.34      $784,475.50      8.352        51.58            626
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,517     $476,617,982.91      100.00      $ 41,072.22     10.164        98.85            654

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                         AGGREGATE     % OF AGGREGATE
                                         PRINCIPAL        PRINCIPAL
                                          BALANCE          BALANCE
                          NUMBER OF    AS OF CUT-OFF    AS OF CUT-OFF  AVG CURRENT
RANGE ($)                   LOANS          DATE             DATE        BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------
0-24,999.01                 3,282     $ 60,313,351.65       12.75      $ 18,377.01     10.535        98.50            641
25,000.01 - 50,000.00       5,222     $183,335,051.93       38.76      $ 35,108.21     10.304        99.21            647
50,000.01 - 75,000.00       1,845     $112,097,835.08       23.70      $ 60,757.63     10.104        99.36            657
75,000.01 - 100,000.00        783     $ 67,672,394.19       14.31      $ 86,427.07      9.905        99.02            668
100,000.01 - 125,000.00       252     $ 28,151,458.02        5.95      $111,712.14      9.880        98.84            668
125,000.01 - 150,000.00        93     $ 12,716,315.47        2.69      $136,734.57      9.542        98.05            676
150,000.01 - 175,000.00        17     $  2,761,568.34        0.58      $162,445.20      9.488        99.86            662
175,000.01 - 200,000.00        15     $  2,854,893.08        0.60      $190,326.21      9.525        95.95            665
200,000.01 - 225,000.00         3     $    626,574.80        0.13      $208,858.27      9.791        93.27            675
225,000.01 - 250,000.00         1     $    241,329.60        0.05      $241,329.60      8.102        51.84            766
250,000.01 - 275,000.00         1     $    259,172.67        0.05      $259,172.67      9.990       100.00            763
275,000.01 - 300,000.00
300,000.01 - 333,700.00
333,700.01 - 350,000.00
350,000.01 - 600,000.00         2     $  1,020,699.63        0.22      $510,349.82      8.211        67.62            665
600,000.01 - 1,000,000.00       1     $    978,143.79        0.21      $978,143.79      8.500        44.14            652
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,517     $473,028,788.25      100.00      $ 41,072.22     10.164        98.85            654

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                          AGGREGATE    % OF AGGREGATE
                                          PRINCIPAL       PRINCIPAL
                                           BALANCE         BALANCE
                          NUMBER OF     AS OF CUT-OFF   AS OF CUT-OFF  AVG CURRENT
MORTGAGE RATES (%)          LOANS           DATE            DATE        BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499
5.500 - 5.999
6.000 - 6.499                  13     $    481,102.67        0.10      $37,007.90       6.201        99.79            669
6.500 - 6.999                  11     $    293,569.14        0.06      $26,688.10       6.779        71.70            721
7.000 - 7.499                  40     $  2,453,802.10        0.52      $61,345.05       7.284        83.25            725
7.500 - 7.999                  72     $  3,318,431.25        0.70      $46,089.32       7.789        89.27            693
8.000 - 8.499                 321     $ 14,866,436.60        3.14      $46,312.89       8.196        93.79            695
8.500 - 8.999               1,468     $ 70,011,713.19       14.80      $47,691.90       8.880        98.34            676
9.000 - 9.499                 988     $ 44,897,749.94        9.49      $45,443.07       9.253        99.01            669
9.500 - 9.999               1,839     $ 91,715,714.90       19.39      $49,872.60       9.822        99.19            660
10.000 - 10.499             1,700     $ 67,693,048.14       14.31      $39,819.44      10.247        99.52            655
10.500 - 10.999             2,099     $ 80,487,273.46       17.02      $38,345.53      10.796        99.52            641
11.000 - 11.499             1,169     $ 41,916,179.56        8.86      $35,856.44      11.267        99.46            641
11.500 - 11.999               917     $ 28,346,514.46        5.99      $30,912.23      11.726        99.18            614
12.000 - 12.499               602     $ 17,540,279.11        3.71      $29,136.68      12.315        99.26            612
12.500 - 12.999               272     $  8,899,223.86        1.88      $32,717.73      12.870        99.67            614
13.000 - 13.499                 5     $    102,382.99        0.02      $20,476.60      13.101        98.97            623
13.500 - 13.999                 1     $      5,366.88        0.00      $ 5,366.88      13.750        95.00            662
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,517     $473,028,788.25      100.00      $41,072.22      10.164        98.85            654

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                          AGGREGATE    % OF AGGREGATE
                                          PRINCIPAL       PRINCIPAL
                                           BALANCE         BALANCE
                          NUMBER OF     AS OF CUT-OFF   AS OF CUT-OFF  AVG CURRENT
ORIGINAL TERM (MOS)         LOANS           DATE            DATE        BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------
000 - 180                   6,134     $258,379,814.12       54.62      $42,122.57      10.150        98.88            656
181 - 240                   2,276     $ 67,171,310.56       14.20      $29,512.88      10.625        99.44            653
241 - 360                   3,107     $147,477,663.57       31.18      $47,466.26       9.977        98.52            650
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,517     $473,028,788.25      100.00      $41,072.22      10.164        98.85            654

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                          AGGREGATE    % OF AGGREGATE
                                          PRINCIPAL       PRINCIPAL
                                           BALANCE         BALANCE
                          NUMBER OF     AS OF CUT-OFF   AS OF CUT-OFF  AVG CURRENT
REMAINING TERM (MOS)        LOANS           DATE            DATE        BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------
1 TO 60                        56     $    958,844.87       0.20       $17,122.23       8.212        68.79            694
61 TO 120                     216     $  2,996,895.16       0.63       $13,874.51      10.104        86.12            654
121 TO 180                  5,862     $254,424,074.09      53.79       $43,402.26      10.158        99.14            656
181 TO 240                  2,276     $ 67,171,310.56      14.20       $29,512.88      10.625        99.44            653
241 TO 300                      5     $    240,023.98       0.05       $48,004.80       8.160        72.08            750
301 TO 360                  3,102     $147,237,639.59      31.13       $47,465.39       9.980        98.57            650
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,517     $473,028,788.25     100.00       $41,072.22      10.164        98.85            654

                                          AGGREGATE    % OF AGGREGATE
                                          PRINCIPAL       PRINCIPAL
                                           BALANCE         BALANCE
                          NUMBER OF     AS OF CUT-OFF   AS OF CUT-OFF  AVG CURRENT
MORTGAGE INSURANCE          LOANS           DATE            DATE        BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------
YES
NO                         11,517     $473,028,788.25     100.00%      $41,072.22      10.164        98.85            654
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,517     $473,028,788.25     100.00       $41,072.22      10.164        98.85            654

                                          AGGREGATE    % OF AGGREGATE
                                          PRINCIPAL       PRINCIPAL
                                           BALANCE         BALANCE
                          NUMBER OF     AS OF CUT-OFF   AS OF CUT-OFF  AVG CURRENT
LIEN                        LOANS           DATE            DATE        BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------
1
2                          11,517     $473,028,788.25     100.00%      $41,072.22      10.164        98.85            654
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,517     $473,028,788.25     100.00       $41,072.22      10.164        98.85            654

                                          AGGREGATE    % OF AGGREGATE
                                          PRINCIPAL       PRINCIPAL
                                           BALANCE         BALANCE
                          NUMBER OF     AS OF CUT-OFF       AS OF      AVG CURRENT
SEASONING(MOS)              LOANS           DATE         CUT-OFF DATE   BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------
2                             477     $ 17,997,515.96        380%      $ 37,730.64     10.905        99.70            651
3                             523     $ 20,098,486.81        425%      $ 38,429.23     11.243        99.43            643
4                           1,700     $ 76,344,477.35       1614%      $ 44,908.52     10.357        99.49            653
5                           1,131     $ 46,397,758.80        981%      $ 41,023.66     10.425        99.34            662
6                           3,282     $140,490,647.86       2970%      $ 42,806.41      9.769        99.38            663
7                           2,125     $ 87,838,538.46       1857%      $ 41,335.78     10.032        99.39            660
8                             863     $ 32,057,543.58        678%      $ 37,146.63     10.140        99.49            641
9                             588     $ 20,456,734.63        432%      $ 34,790.37     10.743        99.48            616
10                            261     $  9,553,392.85        202%      $ 36,603.04     11.014        99.37            612
11                            224     $  7,897,686.56        167%      $ 35,257.53     10.448        99.18            612
12                            124     $  3,746,214.72         79%      $ 30,211.41     10.114        98.47            616
13                             62     $  1,938,614.91         41%      $ 31,267.98      9.849        99.55            623
14                              4     $    144,361.11          3%      $ 36,090.28      9.724       100.00            623
15                              2     $     47,236.82          1%      $ 23,618.41     10.020        85.75            593
16                              3     $    118,010.23          2%      $ 39,336.74     12.148        76.78            552
17                              4     $    115,412.85          2%      $ 28,853.21      9.570        74.07            651
18                              4     $    123,510.96          3%      $ 30,877.74      7.887        81.52            718
19                              2     $     42,700.82          1%      $ 21,350.41      7.859        53.87            661
20                              4     $    157,986.16          3%      $ 39,496.54      8.415        68.93            760
21                              7     $    272,316.71          6%      $ 38,902.39      7.813        71.16            664
22                              7     $    255,888.01          5%      $ 36,555.43      7.222        65.83            727
23                              4     $    296,088.06          6%      $ 74,022.02      7.274        69.35            680
24                              2     $    157,129.29          3%      $ 78,564.65      7.891        79.46            678
25                              3     $     71,352.68          2%      $ 23,784.23      7.733        77.15            692
26                              6     $    724,539.92         15%      $120,756.65      7.953        63.73            604
27                              2     $    104,267.62          2%      $ 52,133.81      8.065        59.34            746
28                              9     $    518,809.50         11%      $ 57,645.50      8.037        68.23            693
29                              7     $    420,304.88          9%      $ 60,043.55      7.972        60.30            743
30                              2     $    443,640.70          9%      $221,820.35      8.325        72.93            779
31                              5     $  1,084,497.80         23%      $216,899.56      8.435        47.11            650
32                              7     $    395,431.80          8%      $ 56,490.26      7.537        71.63            750
33                              9     $    453,899.06         10%      $ 50,433.23      7.672        74.07            677
34                              7     $    310,488.62          7%      $ 44,355.52      7.841        72.05            700
35                              1     $     88,162.07          2%      $ 88,162.07      7.500        74.30            769
36                              3     $     67,896.40          1%      $ 22,632.13      8.395        57.10            674
37                              3     $    151,031.95          3%      $ 50,343.98      7.476        73.65            715
38                              1     $     52,961.01          1%      $ 52,961.01      8.125        80.00            591
39                              2     $     32,158.09          1%      $ 16,079.05      7.882        77.65            705
40                              2     $    107,084.72          2%      $ 53,542.36      7.731        66.16            634
41                              1     $     15,347.50          0%      $ 15,347.50      9.500        82.08            754
42                              3     $    155,671.40          3%      $ 51,890.47      9.332        64.91            772
43                              1     $     19,243.36          0%      $ 19,243.36      9.625        79.69            634
45                              2     $     54,568.69          1%      $ 27,284.35      9.750        71.97            733
47                              3     $    228,431.15          5%      $ 76,143.72      9.376        48.41            751
48                              1     $     17,221.97          0%      $ 17,221.97      9.250        79.94            669
49                              1     $     34,069.93          1%      $ 34,069.93     10.125        57.28            752
51                              3     $     37,617.36          1%      $ 12,539.12      9.601        72.53            664
55                              1     $     94,003.65          2%      $ 94,003.65      9.750        52.15            747
56                              3     $     71,646.65          2%      $ 23,882.22      9.778        64.26            696
57                              1     $    148,030.39          3%      $148,030.39      8.875        90.00            675
67                              1     $      5,924.92          0%      $  5,924.92      9.250        79.15            765
68                              1     $      1,383.66          0%      $  1,383.66      9.625        44.15            659
69                              1     $     50,952.87          1%      $ 50,952.87      9.250        64.23            792
70                              1     $     28,744.61          1%      $ 28,744.61      9.375        78.85            604
71                              1     $     15,334.37          0%      $ 15,334.37      9.250        65.22            679
72                              1     $     16,564.92          0%      $ 16,564.92      8.375        80.00            654
73                              1     $      8,350.40          0%      $  8,350.40      8.500        56.60            683
74                              1     $     48,166.43          1%      $ 48,166.43      8.500        79.61            644
78                              1     $     15,347.62          0%      $ 15,347.62      8.375        79.95            777
79                              1     $     22,359.24          0%      $ 22,359.24      7.625        70.80            782
80                              4     $    178,379.06          4%      $ 44,594.77      8.024        78.56            727
81                              1     $     14,793.00          0%      $ 14,793.00      8.625        74.90            793
83                              3     $     82,318.48          2%      $ 27,439.49      8.317        50.92            701
84                              1     $      7,854.26          0%      $  7,854.26      8.500        68.00            717
85                              2     $     31,525.47          1%      $ 15,762.74      8.500        79.50            758
86                              2     $     27,025.64          1%      $ 13,512.82      8.500        79.25            692
87                              2     $     23,130.92          0%      $ 11,565.46      8.395        73.74            631
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,517     $473,028,788.25     100.00       $ 41,072.22     10.164        98.85            654

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                          AGGREGATE    % OF AGGREGATE
                                          PRINCIPAL       PRINCIPAL
                                           BALANCE         BALANCE
                          NUMBER OF     AS OF CUT-OFF   AS OF CUT-OFF  AVG CURRENT
COMBINED LTVS               LOANS           DATE            DATE        BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                    3     $     88,741.48       0.02       $ 29,580.49      7.381        22.04            709
25.01 - 30.00                   1     $     80,993.04       0.02       $ 80,993.04      7.000        28.94            667
30.01 - 35.00                   2     $    168,330.80       0.04       $ 84,165.40      9.084        31.00            763
35.01 - 40.00                   2     $     53,635.99       0.01       $ 26,818.00      7.178        36.81            766
40.01 - 45.00                   5     $  1,067,566.55       0.23       $213,513.31      8.444        44.03            659
45.01 - 50.00                   5     $    182,076.30       0.04       $ 36,415.26      7.993        47.05            685
50.01 - 55.00                   8     $    650,334.44       0.14       $ 81,291.81      8.330        52.74            729
55.01 - 60.00                   9     $    318,511.23       0.07       $ 35,390.14      8.755        57.83            745
60.01 - 65.00                   9     $    825,857.21       0.17       $ 91,761.91      8.521        63.79            609
65.01 - 70.00                  20     $    876,686.86       0.19       $ 43,834.34      8.243        67.61            687
70.01 - 75.00                  25     $  1,186,919.96       0.25       $ 47,476.80      8.469        72.55            715
75.01 - 80.00                  74     $  2,741,654.63       0.58       $ 37,049.39      8.595        78.94            675
80.01 - 85.00                  37     $  1,791,653.24       0.38       $ 48,423.06      9.691        83.59            656
85.01 - 90.00                 187     $  7,515,904.20       1.59       $ 40,192.00      9.848        89.70            668
90.01 - 95.00                 823     $ 21,037,150.76       4.45       $ 25,561.54     10.434        94.79            648
95.01 - 100.00             10,307     $434,442,771.56      91.84       $ 42,150.26     10.190        99.91            653
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,517     $473,028,788.25     100.00       $ 41,072.22     10.164        98.85            654

OWNER OCCUPANCY OF MORTGAGE LOANS

                                                           % OF AGGREGATE
                                                              PRINCIPAL
                                      AGGREGATE PRINCIPAL      BALANCE
                          NUMBER OF      CUT-OFF DATE       AS OF CUT-OFF    AVG CURRENT
OWNER OCCUPANCY             LOANS         CUT-OFF DATE          DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
----------------------------------------------------------------------------------------------------------------------------------
OWNER                      11,264       $467,908,609.72         98.92         $41,540.18       10.166        98.92            654
INVESTMENT                    235       $  4,804,298.26          1.02         $20,443.82        9.958        92.27            685
SECOND HOME                    18       $    315,880.27          0.07         $17,548.90       10.199        95.53            656
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     11,517       $473,028,788.25        100.00         $41,072.22       10.164        98.85            654

PROPERTY TYPE OF MORTGAGE LOANS

                                                            % OF AGGREGATE
                                                               PRINCIPAL
                                       AGGREGATE PRINCIPAL      BALANCE
                           NUMBER OF      BALANCE AS OF      AS OF CUT-OFF    AVG CURRENT
PROPERTY TYPES               LOANS         CUT-OFF DATE          DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED        9,129      $366,451,872.25         77.47        $40,145.91        10.198        98.97            652
2-4 FAMILY DETACHED             460      $ 23,322,755.72          4.93        $50,701.64         9.943        98.15            674
2-4 FAMILY ATTACHED
PUD DETACHED                  1,073      $ 48,165,151.38         10.18        $44,888.31        10.033        97.80            660
SINGLE FAMILY ATTACHED           84      $  3,167,153.30          0.67        $38,158.47        10.760        99.76            643
CONDO 1-4 STORIES ATTACHED      768      $ 31,670,810.97          6.70        $41,238.04        10.066        99.49            659
MANUFACTURED HOME DETACHED
PUD ATTACHED                      3      $    142,933.59          0.03        $47,644.53        11.081        97.22            624
CONDO 5 STORIES+
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       11,517      $473,028,788.25        100.00        $41,072.22        10.164        98.85            654

LOAN PURPOSE OF MORTGAGE LOANS

                                                            % OF AGGREGATE
                                                               PRINCIPAL
                                       AGGREGATE PRINCIPAL      BALANCE
                           NUMBER OF      BALANCE AS OF      AS OF CUT-OFF    AVG CURRENT
LOAN PURPOSE                 LOANS         CUT-OFF DATE          DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
PURCHASE                      9,316      $379,872,184.98        80.31         $40,780.70        10.208        99.60            656
REFINANCE - CASHOUT           1,868      $ 78,539,824.58        16.60         $42,044.87        10.067        96.09            645
REFINANCE - RATE TERM           333      $ 14,605,552.05         3.09         $43,860.52         9.523        94.00            659
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       11,517      $473,028,788.25       100.00         $41,072.22        10.164        98.85            654

DOCUMENT TYPE OF MORTGAGE LOANS

                                                            % OF AGGREGATE
                                                               PRINCIPAL
                                       AGGREGATE PRINCIPAL      BALANCE
                           NUMBER OF      BALANCE AS OF      AS OF CUT-OFF    AVG CURRENT
DOCUMENT TYPE                LOANS         CUT-OFF DATE          DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
FULL                          6,323      $235,894,794.17        49.87         $37,307.42         9.946        98.69            636
STATED INCOME                 3,033      $153,049,989.07        32.36         $50,461.59        10.263        99.20            674
NO INCOME/NO ASSET            1,652      $ 61,193,046.01        12.94         $37,041.80        10.533        98.76            673
LIMITED INCOME                  509      $ 22,890,959.00         4.84         $44,972.41        10.760        98.33            655
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       11,517      $473,028,788.25       100.00         $41,072.22        10.164        98.85            654

PRODUCT TYPE OF MORTGAGE LOANS

                                                            % OF AGGREGATE
                                                               PRINCIPAL
                                       AGGREGATE PRINCIPAL      BALANCE
                           NUMBER OF      BALANCE AS OF      AS OF CUT-OFF    AVG CURRENT
PRODUCT TYPE                 LOANS         CUT-OFF DATE          DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
15/30 BALLOON                 5,560      $245,834,056.14        51.97         $44,214.76        10.155        99.35            656
30 YEAR FIXED                 3,107      $147,477,663.57        31.18         $47,466.26         9.977        98.52            650
20 YEAR FIXED                 2,276      $ 67,171,310.56        14.20         $29,512.88        10.625        99.44            653
15 YEAR FIXED                   310      $  8,746,981.70         1.85         $28,216.07        10.232        92.56            652
10 YEAR FIXED                   202      $  2,532,815.85         0.54         $12,538.69        10.540        87.85            647
7 YEAR FIXED                     39      $  1,039,690.86         0.22         $26,658.74         7.317        67.42            709
5 YEAR FIXED                     22      $    166,409.45         0.04         $ 7,564.07        11.772        94.01            617
13/30 BALLOON                     1      $     59,860.12         0.01         $59,860.12         8.740       100.00            698
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       11,517      $473,028,788.25       100.00         $41,072.22        10.164        98.85            654

--------------------------------------------------------------------------------
**    FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE

** FOR IO LOANS PLEASE INCLUDE LENGTH OF AMORTIZATION TERM AND FIXED RATE TERM (2YR, 3YR, 5YR, 10YR)
--------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                                            % OF AGGREGATE
                                                               PRINCIPAL
                                       AGGREGATE PRINCIPAL      BALANCE
                           NUMBER OF      BALANCE AS OF      AS OF CUT-OFF    AVG CURRENT
STATE                        LOANS         CUT-OFF DATE          DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA                    1,993      $139,251,976.17        29.44         $69,870.53         9.838        99.24            667
FLORIDA                         846      $ 32,400,984.84         6.85         $38,299.04        10.541        99.38            652
TEXAS                           894      $ 26,724,407.53         5.65         $29,893.07         9.735        89.85            665
OTHER                         7,784      $274,651,419.71        58.06         $35,284.10        10.326        99.46            647
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       11,517      $473,028,788.25       100.00         $41,072.22        10.164        98.85            654

PREPAY PENALTY FOR MORTGAGE LOANS

                                                            % OF AGGREGATE
                                                               PRINCIPAL
                                       AGGREGATE PRINCIPAL      BALANCE
                           NUMBER OF       BALANCE AS OF     AS OF CUT-OFF    AVG CURRENT
PREPAY PENALTY               LOANS         CUT-OFF DATE          DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
HAS PREPAY PENALTY            4,277      $197,679,410.94        41.79         $46,219.17        10.011        99.41            648
NONE                          7,240      $275,349,377.31        58.21         $38,031.68        10.273        98.44            658
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       11,517      $473,028,788.25       100.00         $41,072.22        10.164        98.85            654

PREPAY TERM FOR MORTGAGE LOANS

                                                            % OF AGGREGATE
                                                               PRINCIPAL
                                       AGGREGATE PRINCIPAL      BALANCE
                           NUMBER OF      BALANCE AS OF      AS OF CUT-OFF    AVG CURRENT
PREPAY TERM                  LOANS         CUT-OFF DATE          DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
12                              307      $ 15,943,291.90         3.37         $ 51,932.55       10.089        98.87            649
24                            2,422      $116,399,317.46        24.61         $ 48,059.17       10.077        99.58            650
30                                2      $    220,160.68         0.05         $110,080.34        8.990       100.00            666
36                            1,541      $ 64,860,527.57        13.71         $ 42,089.89        9.874        99.28            645
60                                5      $    256,113.33         0.05         $ 51,222.67       10.853        93.21            591
NO PREP                       7,240      $275,349,377.31        58.21         $ 38,031.68       10.273        98.44            658
------------------------------------------------------------------------------------------------0----------------------------------
TOTAL:                       11,51 7     $473,028,788.25       100.00         $ 41,072.22       10.164        98.85            654

FICO SCORES OF MORTGAGE LOANS

                                                            % OF AGGREGATE
                                                               PRINCIPAL
                                       AGGREGATE PRINCIPAL      BALANCE
                           NUMBER OF      BALANCE AS OF      AS OF CUT-OFF    AVG CURRENT
FICO SCORES                  LOANS         CUT-OFF DATE          DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
500-520                           4      $     91,579.96         0.02         $22,894.99        10.995        76.83            530
520-539                          10      $    272,375.55         0.06         $27,237.56        11.516        83.43            549
540-559                           8      $    268,696.96         0.06         $33,587.12        11.263        96.45            573
560-579                         651      $ 21,194,249.32         4.48         $32,556.45        11.456        97.83            589
580-599                       2,662      $ 86,972,954.97        18.39         $32,672.03        10.678        99.34            609
600-619                       2,114      $ 83,201,879.23        17.59         $39,357.56        10.591        99.30            629
620-639                       2,136      $ 94,275,293.40        19.93         $44,136.37        10.084        98.72            649
640-659                       1,589      $ 73,512,077.61        15.54         $46,263.11         9.855        99.22            669
660-679                         993      $ 47,256,824.26         9.99         $47,589.95         9.616        99.28            688
680-699                         560      $ 26,483,955.56         5.60         $47,292.78         9.478        98.97            709
700-719                         349      $ 17,639,785.50         3.73         $50,543.80         9.374        98.37            729
720-739                         223      $ 11,068,754.90         2.34         $49,635.67         9.281        97.41            749
740-759                         129      $  6,872,144.45         1.45         $53,272.44         9.137        92.17            769
760-779                          59      $  2,670,817.38         0.56         $45,268.09         9.020        92.79            788
780-800                          10      $    603,241.63         0.13         $60,324.16         9.852        92.35            804
800-819
840-859
NOT AVAILABLE                    20      $    644,157.57         0.14         $32,207.88         9.788        97.43              0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       11,517      $473,028,788.25       100.00         $41,072.22        10.164        98.85            654